UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2012

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GaveKal Knowledge Leaders Fund
Advisor Class (GAVAX)
Institutional Class (GAVIX)

Annual Report
August 31, 2012

www.GaveKalFunds.com

GaveKal Knowledge Leaders Fund
a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance and Summary	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the GaveKal Knowledge Leaders Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Dear Shareholders:

We are pleased to present our shareholder report for the year ending August 31, 2012. As we mark our second anniversary, we would like to begin by discussing the significance of the name change of the GaveKal Platform Company Fund.  On October 1, 2012 we announced a new name, the GaveKal Knowledge Leaders Fund.  We made this change to more clearly describe our investment strategy to investors.

Academic literature suggests that some companies make a deliberate decision to lead an industry in knowledge investment, and these knowledge leaders are systematically underappreciated by investors.  Many companies invest in knowledge-related activities, but our investment strategy has a distinct difference: we focus on the companies that choose to be knowledge leaders across various industries.

Consider Warren Buffet’s concept of a “moat” to visualize the competitive position of company. It elicits the image of a corporate castle with a broad barrier thwarting potential attackers. Beyond the imagery, what is a moat really? We think about the concept of moat in relation to the economic theory of perfect competition. In perfectly competitive markets, the following criteria are met:

1)	All firms sell an identical product

2)	All firms are price takers

3)	All firms have a relatively similar access to resources

4)	Buyers know the nature of the product being sold

5)	The industry is characterized by easy entry and exit of firms

Now, let’s consider a knowledge-rich industry in this context.  How do the criteria for perfect competition apply here?

1)
All firms DO NOT sell identical products.  Firms sell very differentiated products which eliminates the competition from substitutes.  One cannot substitute treatment A for treatment B as one switches from beef to chicken, or chicken to pork.  Customized products and services are by definition not identical.

2)
All firms ARE NOT price takers.  The term “price taker” suggests a firm must sell its products at the marginal cost of production.  Otherwise, a low price competitor will appear and lure away existing customers.  Firms selling unique products or performing unique services, where demand is somewhat inelastic to price, can sell their products at a significant premium to the marginal cost of production.

3)
Unique products flow from a unique capital stock. When the capital stock of a company is internally produced rather than externally acquired, it means that the capital stock is unique.  The intellectual property of Company A is very different than Company B, and importantly, Company B has no ability to secure the knowledge that Company A possesses.  So, in this instance, all firms DO NOT have the same access to resources.

4)	Who really understands the nature of the chemistry, biology or physiology behind their statin, stent or spinal screw? This lack of knowledge about a product puts the company in the driver’s seat when it comes to educating the marketplace about their product. Effective advertising, education and conditioning is a decisive factor in the sales process for complex products.

5)
Where significant entry barriers exist, like billions in research and development, new competitors emerge slowly, and with great risk.  The capital investment to develop and market a new drug is significant and few have the resources to undertake such an endeavor.

So, in our interpretation of Warren Buffet’s adage, companies work hard to distort the laws of perfect competition to their advantage.  By assembling unique capital stocks, producing unique products and educating the marketplace about a product or service, companies are trying to bend competition.  By bending these competitive dynamics, companies can generate greater profitability and wealth.

Academic literature also suggests that companies make a conscious decision to allocate resources toward knowledge-intensive activities.  We believe this is a dedicated attempt to bend the competition curve, and we think it is measurable.  Our investment process measures corporate knowledge investments over the last 32 years: it is designed to identify the companies that have chosen to be knowledge leaders.  We believe identification and selection of a portfolio of knowledge leaders will generate superior long-term capital gains for investors.

When we began the GaveKal Knowledge Leaders Fund, we offered to clients a simple hypothesis: knowledge-rich companies are a structurally underappreciated asset class. We suspected that superior risk-adjusted returns were possible by focusing on innovative companies and applying our disciplined investment process. Indeed, over the last two years, the Fund has generated a Sharpe ratio* of 1.63 compared to a Sharpe ratio of .54 for the MSCI World Index. When we compare ourselves to the 156 Morningstar World Stock Funds, we are in the top 1% along this dimension of risk-adjusted performance for the two years ending September 30, 2012.

Speaking of performance, we are pleased to report that in our second calendar year ending September 30, 2012, the Fund returned 19.66% in the institutional share class (GAVIX), trailing its benchmark MSCI World Index by 1.93%.  Similarly, the Fund returned 19.25% in the advisor share class (GAVAX), trailing the MSCI World Index by 2.34%.

The since inception annualized total returns for the GaveKal Platform Company Fund as of September 30, 2012 were 9.91% and 10.26% for the Advisor and Institutional Classes respectively. The MSCI World Index’s 1-year and since inception annualized total return as of September 30, 2012 was 21.59% and 7.85%. The total annual operating expenses of the Fund are 13.39% and 13.14% and net expenses are 1.50% and 1.25% for the Advisor and Institutional Classes, respectively. The inception date for the GaveKal Platform Company Fund is September 30, 2010.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 888.998.9890 or visit our website at www.gavekalfunds.com.

A redemption fee of 2.00% will be imposed on redemptions or exchanges of shares you have owned for 90 days or less. Please see the prospectus for more information.

Based on our strategy, the GaveKal Knowledge Leaders Fund has outperformed its benchmark since inception with half the risk. We continue to apply our proprietary tools and macroeconomic expertise to identify and invest in those companies that choose to be knowledge leaders.

We thank you for your continued support.

Steven Vannelli, CFA

Portfolio Manager

The value of the securities held by the Fund will change due to general market and economic conditions and industry perceptions. Investments in non‐U.S. issuers may involve unique risks. Currency fluctuation, adverse political, economic or social developments could undermine the value of the Fund's investments. The securities of mid‐cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes.

The Morningstar ranking cited above is based on a rolling two-year performance of the fund's total return through September 30, 2012. Total return does not include sales charges but does account for expenses. Total return measures the increase or decrease of an investment in a fund as a percentage of that initial investment. Total return is determined by taking the change in price, reinvesting, if applicable, all income and capital gains distributions during the period, and dividing by the starting price. Total returns for periods longer than one year are annualized. Total return data is updated daily.

*	Sharpe Ratio uses a fund’s standard deviation and its excess return (the difference between the fund’s return and the risk‐free return of 90‐day Treasury Bills) to determine reward per unit of risk.

GaveKal Knowledge Leaders Fund
FUND PERFORMANCE AND SUMMARY at August 31, 2012

This graph compares a hypothetical $500,000 investment in the Fund's Institutional Class shares, made at its inception with a similar investment in the MSCI World Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

This index does not reflect expenses, fees or sales charge, which would lower performance.

This index is unmanaged and it is not possible to invest in an index.

Total Returns as of August 31, 2012
			Since
	3 Months	1 Year	Inception*
GaveKal Knowledge Leaders Fund - Advisor Class shares	4.88%	15.87%	9.16%
GaveKal Knowledge Leaders Fund - Institutional Class shares	5.03%	16.38%	9.58%
MSCI World Index	9.15%	8.12%	6.68%
*	Inception date 9/30/10.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Gross and net expense ratios for the Advisor Class shares are 13.39% and 1.50%, respectively and for the Institutional Class shares are 13.14% and 1.25%, respectively, which are the amount stated in the current prospectus as of the date of this report. The contractual fee waivers are in effect through 12/31/12 (it will automatically renew for an additional one year period).

The total returns of individual share classes will differ due to varying expenses between the classes.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

GaveKal Knowledge Leaders Fund
SCHEDULE OF INVESTMENTS
As of August 31, 2012

Number of Shares	Value
	COMMON STOCKS – 80.5%
	CONSUMER DISCRETIONARY – 13.9%
13,080	Canadian Tire Corp. Ltd. - Class A	$945,688
27,170	Comcast Corp. - Class A	911,010
81,190	Compass Group PLC	913,590
17,830	DIRECTV - Class A*	928,765
22,650	Garmin Ltd.	913,927
52,150	Mattel, Inc.	1,832,551
9,660	NIKE, Inc. - Class B	940,497
18,120	Omnicom Group, Inc.	930,824
12,700	Shimano, Inc.	920,905
22,060	Time Warner, Inc.	916,593
25,040	Urban Outfitters, Inc.*	940,002
8,300	USS Co., Ltd.	894,989
27,690	Whitbread PLC	936,856
		12,926,197

	CONSUMER STAPLES – 16.8%
93,100	Ajinomoto Co., Inc.	1,420,390
57,710	Asahi Group Holdings Ltd.	1,400,487
15,930	Beam, Inc.	929,675
14,940	Brown-Forman Corp. - Class B	957,654
48,394	Coca-Cola Co.	1,809,936
8,810	Colgate-Palmolive Co.	936,591
34,190	Diageo PLC	934,565
28,310	FamilyMart Co., Ltd.	1,367,785
14,520	Henkel A.G. & Co. KGaA	900,673
42,520	Kroger Co.	947,346
17,800	Lawson, Inc.	1,364,915
22,870	McCormick & Co., Inc.	1,405,133
41,980	Seven & I Holdings Co., Ltd.	1,277,383
		15,652,533

	HEALTH CARE – 26.4%
28,230	Abbott Laboratories	1,850,194
36,620	Astellas Pharma, Inc.	1,793,156
15,830	Baxter International, Inc.	928,904
18,380	Becton, Dickinson and Co.	1,396,512
57,374	Bristol-Myers Squibb Co.	1,893,916
18,960	C.R. Bard, Inc.	1,860,166
91,200	Chugai Pharmaceutical Co., Ltd.	1,821,375
4,710	Coloplast A/S - Class B	939,486
21,750	Eli Lilly & Co.	976,793
30,870	Getinge A.B. - B Shares	918,885
24,680	Gilead Sciences, Inc.*	1,423,789

GaveKal Knowledge Leaders Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2012

Number of Shares	Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
24,250	Henry Schein, Inc.*	$1,862,643
17,220	Hisamitsu Pharmaceutical Co., Inc.	919,033
21,400	Ono Pharmaceutical Co., Ltd.	1,331,951
27,010	Patterson Cos., Inc.	917,530
77,700	Pfizer, Inc.	1,853,922
15,460	Quest Diagnostics, Inc.	934,866
20,200	Sysmex Corp.	928,811
		24,551,932

	INDUSTRIALS – 5.0%
64,530	Babcock International Group PLC	958,759
58,250	Experian PLC	928,335
20,010	Lockheed Martin Corp.	1,823,711
10,220	Stericycle, Inc.*	935,334
		4,646,139

	INFORMATION TECHNOLOGY – 17.4%
34,960	Analog Devices, Inc.	1,389,310
15,370	AtoS	898,854
53,640	CA, Inc.	1,396,249
53,250	EMC Corp.*	1,399,942
2,040	Google, Inc. - Class A*	1,397,584
55,250	Intel Corp.	1,371,858
17,600	Itochu Techno-Solutions Corp.	965,451
26,070	KLA-Tencor Corp.	1,337,652
10,400	Otsuka Corp.	920,068
22,300	QUALCOMM, Inc.	1,370,558
14,100	SAP A.G.	926,388
41,600	Synopsys, Inc.*	1,374,048
47,180	Texas Instruments, Inc.	1,370,107
		16,118,069

	MATERIALS – 1.0%
13,100	Sigma-Aldrich Corp.	930,493
	TOTAL COMMON STOCKS (Cost $68,988,337)	74,825,363

Principal Amount
	SHORT-TERM INVESTMENTS – 19.4%
$18,083,114	UMB Money Market Fiduciary, 0.01%1	18,083,114
	TOTAL SHORT-TERM INVESTMENTS (Cost $18,083,114)	18,083,114

GaveKal Knowledge Leaders Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2012

TOTAL INVESTMENTS – 99.9% (Cost $87,071,451)	$92,908,477
Other Assets in Excess of Liabilities – 0.1%	88,284

TOTAL NET ASSETS – 100.0%	$92,996,761

PLC – Public Limited Company

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

GaveKal Knowledge Leaders Fund
SUMMARY OF INVESTMENTS
As of August 31, 2012

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	49.9%
Japan	18.6%
United Kingdom	4.0%
Germany	2.0%
Canada	1.0%
Denmark	1.0%
Ireland	1.0%
Sweden	1.0%
Switzerland	1.0%
France	1.0%
Total Common Stocks	80.5%
Short-Term Investments	19.4%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

GaveKal Knowledge Leaders Fund
STATEMENT OF ASSETS AND LIABILITIES
As of August 31, 2012

Assets:
Investments in securities, at value (cost $87,071,451)	$92,908,477
Foreign currency, at cost	912,803
Receivables:
Fund shares sold	61,304
Dividends and interest	225,925
Prepaid expenses	32,127
Total assets	94,140,636

Liabilities:
Payables:
Investment securities purchased	912,803
Fund shares redeemed	103,283
Due to Advisor	53,428
Administration fees	11,291
Transfer agent fees and expenses	9,931
Fund accounting fees	9,745
Custody fees	4,506
Distribution fees - Advisor Class (Note 6)	3,950
Chief Compliance Officer fees	1,571
Trustees' fees and expenses	299
Accrued other expenses	33,068
Total liabilities	1,143,875

Net Assets	$92,996,761

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$87,400,734
Accumulated net investment income	124,466
Accumulated net realized loss on investments and foreign currency	(365,872)
Net unrealized appreciation on:
Investments	5,837,026
Foreign currency translations	407
Net Assets	$92,996,761

Advisor Class Shares:
Net assets applicable to shares outstanding	$19,115,326
Shares outstanding	1,615,599
Net asset value, offering and redemption price per share	$11.83

Institutional Class Shares:
Net assets applicable to shares outstanding	$73,881,435
Shares outstanding	6,205,815
Net asset value, offering and redemption price per share	$11.91

See accompanying Notes to Financial Statements.

GaveKal Knowledge Leaders Fund
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $14,502)	$778,510
Interest	1,321
Total investment income	779,831

Expenses:
Advisory fees	416,935
Distribution fees - Advisor Class (Note 6)	22,732
Transfer agent fees and expenses	64,751
Administration fees	62,750
Fund accounting fees	56,959
Registration fees	38,104
Custody fees	21,792
Shareholder reporting fees	20,806
Audit fees	15,043
Miscellaneous	12,009
Chief Compliance Officer fees	9,026
Legal fees	8,873
Trustees' fees and expenses	5,216
Offering cost	2,762
Insurance fees	1,233

Total expenses	758,991
Advisory fees waived	(157,189)
Net expenses	601,802
Net investment income	178,029

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized loss on:
Investments	(327,470)
Foreign currency transactions	(47,290)
Net realized loss	(374,760)
Net change in unrealized appreciation/depreciation on:
Investments	5,832,816
Foreign currency translations	323
Net change in unrealized appreciation/depreciation	5,833,139
Net realized and unrealized gain on investments and foreign currency	5,458,379

Net Increase in Net Assets from Operations	$5,636,408

See accompanying Notes to Financial Statements.

GaveKal Knowledge Leaders Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	Year Ended	September 30, 2010*
	August 31, 2012	to August 31, 2011
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$178,029	$(8,434)
Net realized loss on investments and foreign currency transactions	(374,760)	(25,654)
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	5,833,139	4,294
Net increase (decrease) in net assets resulting from operations	5,636,408	(29,794)

Distributions to Shareholders:
From net investment income:
Advisor Class	-	-
Institutional Class	(11,061)	-
Total distributions	(11,061)	-

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	16,125,356	3,637,160
Institutional Class	70,727,042	4,052,343
Reinvestment of distributions:
Advisor Class	-	-
Institutional Class	9,115	-
Cost of shares redeemed:
Advisor Class1	(1,669,457)	(117,249)
Institutional Class2	(5,262,463)	(100,639)
Net increase from capital transactions	79,929,593	7,471,615

Total increase in net assets	85,554,940	7,441,821

Net Assets:
Beginning of period	7,441,821	-
End of period	$92,996,761	$7,441,821

Accumulated net investment income (loss)	$124,466	$(9,892)

Capital Share Transactions:
Shares sold:
Advisor Class	1,425,018	353,558
Institutional Class	6,288,509	395,841
Shares reinvested:
Advisor Class	-	-
Institutional Class	851	-
Shares redeemed:
Advisor Class	(151,342)	(11,635)
Institutional Class	(469,382)	(10,004)
Net increase from capital share transactions	7,093,654	727,760

*	Commencement of operations.
1	Net of redemption fee proceeds of $974 and $215, respectively.
2	Net of redemption fee proceeds of $34,760 and $1, respectively.

See accompanying Notes to Financial Statements.

GaveKal Knowledge Leaders Fund
FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	Year Ended August 31, 2012		For the Period September 30, 2010* to August 31, 2011
Net asset value, beginning of period	$10.21		$10.00
Income from Investment Operations:
Net investment income (loss)1	0.02		(0.06)
Net realized and unrealized gain on investments	1.60		0.27
Total from investment operations	1.62		0.21

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$11.83		$10.21

Total return	15.87%		2.10%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,115		$3,492

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.84%		13.39%	4
After fees waived and expenses absorbed	1.50%		1.50%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.16)%		(12.50)%	4
After fees waived and expenses absorbed	0.18%		(0.61)%	4
Portfolio turnover rate	74%		42%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

GaveKal Knowledge Leaders Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

		For the Period
	Year Ended	September 30, 2010*
	August 31, 2012	to August 31, 2011
Net asset value, beginning of period	$10.24	$10.00
Income from Investment Operations:
Net investment income (loss)1	0.05	(0.02)
Net realized and unrealized gain on investments	1.62	0.26
Total from investment operations	1.67	0.24

Less Distributions:
From net investment income	(0.01)	-

Redemption fee proceeds	0.01	-	2

Net asset value, end of period	$11.91	$10.24

Total return	16.38%	2.40%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$73,881	$3,950

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.59%	13.14%	4
After fees waived and expenses absorbed	1.25%	1.25%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.09%	(12.14)%	4
After fees waived and expenses absorbed	0.43%	(0.25)%	4
Portfolio turnover rate	74%	42%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

GaveKal Knowledge Leaders Fund
NOTES TO FINANCIAL STATEMENTS
August 31, 2012

Note 1 – Organization
GaveKal Knowledge Leaders Fund (formerly known as GaveKal Platform Company Fund) (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide long-term capital growth.  The Fund commenced investment operations on September 30, 2010, with two classes of shares, Advisor Class and Institutional Class.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs.  The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the

GaveKal Knowledge Leaders Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2012

Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $33,306, which were amortized over a one‐year period from September 30, 2010 (commencement of operations).

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010. The Act made changes to a number of the federal income and excise tax provisions impacting regulated investment companies ("RICs"), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses. In general, the provisions of the Act were effective for taxable years beginning after December 22, 2010, the date of enactment.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

GaveKal Knowledge Leaders Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2012

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS stature of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended August 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(f) Money Market Investments
The GaveKal Knowledge Leaders Fund invests a significant amount (19.4% as of August 31, 2012) in the UMB Money Market Fiduciary.  The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes.  This investment vehicle is not publically traded on open markets.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with GaveKal Capital, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses to 1.50% and 1.25% of the Fund's average daily net assets for Advisor Class and Institutional Class, respectively, until December 31, 2012 (it will automatically renew for an additional one year period).

For the year ended August 31, 2012, the Advisor waived its advisory fees totaling $157,189.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  At August 31, 2012, the amount of these potentially recoverable expenses was $387,748.  The Advisor may recapture a portion of this amount no later than August 31, of the years stated below:

2014:	$230,559
2015:	157,189

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended August 31, 2012, the Fund’s allocated

GaveKal Knowledge Leaders Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2012

fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended August 31, 2012, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At August 31, 2012, the cost of investments on a tax basis and gross unrealized appreciation and (depreciation) on investments and foreign currency translations for federal income tax purposes were as follows:

Cost of investments	$87,227,969

Gross unrealized appreciation	$5,911,953
Gross unrealized depreciation	(231,445)
Unrealized appreciation on foreign currency	407
Net unrealized appreciation on investments and foreign currency translations	$5,680,915

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and passive foreign investment companies (“PFICs”).

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2012, permanent differences in book and tax accounting have been reclassified to accumulated net investment income and accumulated net realized loss as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$-	$(32,610)	$32,610

As of August 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$266,451
Undistributed long-term capital gains	-
Tax accumulated earnings	266,451

Accumulated capital and other losses	(351,339)
Net unrealized appreciation on investments and foreign currency translations	5,680,915
Total accumulated earnings	$5,596,027

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.  As of August 31, 2012, the Fund had $351,339 of post-October capital losses which are deferred until September 1, 2012 for tax purposes.

GaveKal Knowledge Leaders Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2012

The tax character of distributions paid during the fiscal years ended August 31, 2012 and 2011 were as follows:

	August 31, 2012	August 31, 2011
Distributions paid from :
Ordinary income	$11,061	$-
Net long-term capital gains	-	-
Total taxable distributions	11,061	-

Total distributions paid	$11,061	$-

Note 5 – Investment Transactions
For the year ended August 31, 2012, purchases and sales of investments, excluding short-term investments, were $91,130,926 and $25,779,863, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Advisor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator. The Institutional Class does not pay any distribution fees.

For the year ended August 31, 2012, distribution fees incurred with respect to Advisor Class shares are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

GaveKal Knowledge Leaders Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2012

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of August 31, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 21	Level 32	Total
Investments
Common Stocks
Consumer Discretionary	$9,259,857	$3,666,340	$-	$12,926,197
Consumer Staples	6,986,334	8,666,199	-	15,652,533
Health Care	15,899,235	8,652,697	-	24,551,932
Industrials	2,759,045	1,887,094	-	4,646,139
Information Technology	12,407,308	3,710,761	-	16,118,069
Materials	930,493	-	-	930,493
Short-Term Investments	18,083,114	-	-	18,083,114
Total Investments	$66,325,386	$26,583,091	$-	$92,908,477

1
In accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities. In this circumstance, $26,583,091 of investment securities were classified as Level 2 instead of Level 1.

2	The Fund did not hold any Level 3 securities at period end.

GaveKal Knowledge Leaders Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2012

The following is a reconciliation of transfers between Levels from February 29, 2012 to August 31, 2012, represented by recognizing the August 31, 2012 market value of securities:

Transfers into Level 1	$-
Transfers out of Level 1	(934,565)
Net transfers in (out) of Level 1	$(934,565)

Transfers into Level 2	$934,565
Transfers out of Level 2	-
Net transfers in (out) of Level 2	$934,565

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts were bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Fund.  For the year ended August 31, 2012, the Fund did not enter into forward contracts.

Note 10 – Recently Issued Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the GaveKal Knowledge Leaders Fund (formerly the GaveKal Platform Company Fund) (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of August 31, 2012, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended, and the statement of changes in net assets and the financial highlights for the period September 30, 2010 (commencement of operations) to August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GaveKal Knowledge Leaders Fund (formerly the GaveKal Platform Company Fund) as of August 31, 2012, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period September 30, 2010 to August 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 26, 2012

GaveKal Knowledge Leaders Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-998-9890.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (Born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present)	42	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	42	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996)	42	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	42	None
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006)	42	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A

GaveKal Knowledge Leaders Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008)	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

GaveKal Knowledge Leaders Fund
EXPENSE EXAMPLE
For the Six Months Ended August 31, 2012 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Advisor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 3/1/12 to 8/31/12.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expense Paid During Period*
		3/1/12	8/31/12	3/1/12 – 8/31/12
Advisor Class	Actual Performance	$1,000.00	$1,001.00	$7.55
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.45	$7.61
Institutional Class	Actual Performance	$1,000.00	$1,002.90	$6.32
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.69	$6.37

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50% and 1.25% for Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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GaveKal Knowledge Leaders Fund
a series of the Investment Managers Series Trust

Investment Advisor
GaveKal Capital, LLC
1099 18th Street, Suite 2780
Denver, Colorado 80202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

FUND INFORMATION

	TICKER	CUSIP
GaveKal Knowledge Leaders Fund Advisor Class	GAVAX	461 418 667
GaveKal Knowledge Leaders Fund Institutional Class	GAVIX	461 418 659

Privacy Principles of the GaveKal Knowledge Leaders Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the GaveKal Knowledge Leaders Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 998-9890 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 998-9890 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (888) 998-9890. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

GaveKal Knowledge Leaders Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: 1-888-998-9890

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-998-9890.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2012	FYE 8/31/2011
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2012	FYE 8/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 8/31/2011	FYE 8/31/2010
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	11/08/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	11/08/12

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	11/08/12